Rule 497(e)

Registration Nos. 333-210186 and 811-23147

First Trust Exchange-Traded Fund VIII

(the “Trust”)

FT Vest U.S. Equity Quarterly Dynamic Buffer ETF

(the “Fund”)

Supplement To the Fund’s Prospectus

Dated November 24, 2025

As described in the Fund’s prospectus, Fund shareholders are subject to an upside return cap that represents the maximum percentage return an investor can achieve from an investment in the Fund for a given buffer and Target Outcome Period. On November 21, 2025, the Fund’s previous Target Outcome Period ended, and a new Target Outcome Period began as of November 24, 2025. The new Target Outcome Period will end on February 20, 2026. The cap and buffer for the Fund for the Target Outcome Period beginning on November 24, 2025 is set forth below.

Fund	Cap (before fees and expenses)	Cap (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee)	Buffer (before fees and expenses)	Buffer (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee)
FT Vest U.S. Equity Quarterly Dynamic Buffer ETF (FHDG)	4.94%	4.73%	7.50%	7.29%

Please Keep this Supplement with your Fund Prospectus for Future Reference